SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 3, 2009

WINTHROP REALTY TRUST
(Exact Name of Registrant as Specified in Its Charter)

Ohio
(State or Other Jurisdiction of Incorporation)

001-06249	34-6513657
(Commission File Number)	(I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts	02114
(Address of Principal Executive Offices)	(Zip Code)

(617) 570-4614
(Registrant's Telephone Number, Including Area Code)

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On November 5, 2009, Winthrop Realty Trust (the “Trust”) issued a press release announcing its financial results for the three months and nine months ended September 30, 2009.  A copy of the release is furnished as Exhibit 99.1 to this Report on Form 8-K.

The information in this section of this Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

On November 3, 2009, the Board of Trustees of the Trust approved the adoption of an amended and restated Bylaws of the Trust.  The substantive amendments to the prior By-laws consist of:

1.
An amendment to Article I, Section 6 to clarify that in determining whether a quorum is present, the shares to be counted are those which are eligible to vote on the matters to be voted upon at the meeting.

2.
An amendment to Article I, Section 7 to provide for a more detailed description of the information required to be submitted by a shareholder of the Trust who seeks either to nominate a person for election as a trustee of the Trust or to have a proposal included in the Trust’s proxy for an annual or special meeting of shareholders.

3.	An amendment to Article II, Section 3 to provide that notices of trustee meetings can be made by electronic mail.
4.	An amendment to Article II, Section 7 to provide that the age qualification can be waived by the Board.
5.
An amendment to Article VI, Section 6 to conform the excess share provision in the By-laws to the excess share provision set forth in the Trust’s Certificate of Designations for its Series B-1 Cumulative Convertible Redeemable Preferred Shares and the Trust’s Certificate of Designations for its Series C Cumulative Convertible Redeemable Preferred Shares.

Item 7.01.	Regulation FD Disclosure.

On November 5, 2009, the Trust’s management discussed the Trust’s financial results on a conference call with analysts and investors.  A transcript of the conference call is furnished herewith as Exhibit 99.2.

The information in this section of this Report on Form 8-K and Exhibit 99.2 attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.	Other Events

On November 5, 2009, the Trust announced that its Board of Trustees has declared a regular quarterly dividend of $0.1625 per common share which dividend is payable on January 15, 2010 to common shareholders of record on December 31, 2009.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

3.1	By-laws of Winthrop Realty Trust as amended and restated on November 3, 2009
99.1	Press Release dated November 5, 2009
99.2	Transcript of conference call held November 5, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 6th day of November, 2009.

WINTHROP REALTY TRUST

By:	/s/ Michael L. Ashner
Michael L. Ashner
Chairman and Chief Executive Officer